UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): September 2, 2008

MUELLER WATER PRODUCTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0001-32892	20-3547095
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Abernathy Road

Atlanta, Georgia 30328

(Address of Principal Executive Offices)

(770) 206-4200

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Mr. Robert Leggett, age 49, has been appointed as the Company’s Chief Operating Officer effective September 2, 2008.

Mr. Leggett previously served as Senior Vice President Americas & Europe, Armstrong Buildings Products, for Armstrong World Industries, a global leader in the design and manufacture of floors, ceilings and cabinets, since April 2006. Prior to that, he served as Senior Vice President Americas, Armstrong Building Products, from December 2002.

The key terms of Mr. Leggett’s compensation package are set forth below:

•	A base salary of $500,000 per year, which will be reviewed annually;

•	An annual target bonus of 75% of annual base salary, with a payout range from zero to 200% of target (based on the satisfaction of predetermined goals);

•	A special sign-on bonus of $200,000;

•	A second special sign-on bonus of $100,000 payable on September 1, 2010;

•	An initial equity grant valued at $750,000, given 50% in restricted stock units that will cliff vest after three years and 50% in stock options which will vest one third per year over three years;

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A special equity grant valued at $900,000, given 100% in restricted stock units that will vest one third per year over three years. In the event of Mr. Leggett’s termination other than for cause, he shall receive the cash value of any such restricted stock units that would have vested prior to the date that is 18 months following the date of such termination;

•	An annual equity opportunity commensurate with an executive-level position at the Company;

•	A car allowance of $1,500 per month;

•	Four weeks vacation each year;

•	A change-in-control agreement in the form offered to similarly situated executives; and

•

Severance of 18 months salary and 18 months target bonus in the event that he is terminated by the Company without cause, if he resigns following a significant diminution in pay or responsibilities, or if he is relocated by the Company more than 50 miles from the Company’s current offices in Atlanta, Georgia.

With respect to the severance arrangements, Cause is defined generally as Executive’s (i) conviction or guilty plea of a felony or any crime involving fraud or dishonesty; (ii) theft or embezzlement of property from the Company; (iii) refusal to perform the duties of his position in all material respects; (iv) fraudulent preparation of financial information of the Company; and (v) violation of material Company policies or procedures.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated September 2, 2008 –Robert Leggett Named Chief Operating Officer of Mueller Water Products

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 2, 2008	MUELLER WATER PRODUCTS, INC.

	By:	/s/ Robert Barker
Robert Barker
Executive Vice President, General Counsel and Corporate Secretary

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